Investor Presentation Building a powerful new future in cellular IO January 2020

Forward Looking Statement This presentation contains estimates, projections and other forward-looking statements, concerning, among other things: our research and development activities relating to our GoCAR™ (incorporating “iMC”), GoCAR-T ® CaspaCIDe® (“iC9”), and related technologies; our product candidates including BPX-601, BPX-603, OTS GoCAR-NK, and rimiducid; the timing and success of our current and planned clinical trials, including the timing of receipt of data from such clinical trials and the timing of our reports of such data; our plans regarding interactions with the FDA related to the IND submitted for BPX-603; the possible range of applications of our cell therapy programs and potential curative effects and safety in the treatment of diseases, including as compared to other treatment options and competitive therapies; and the success of our collaborations with academic and commercial partners, including with respect to our manufacturing facility. Our estimates, projections and other forward-looking statements are based on our management's current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance. Although we believe that these estimates, projections and other forward-looking statements are based upon reasonable assumptions, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors, in addition to the factors described in this presentation, may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Estimates, projections and other forward-looking statements speak only as of the date they were made, and, except to the extent required by law, we undertake no obligation to update any forward-looking statement. These statements are also subject to a number of material risks and uncertainties that are described more fully in Bellicum’s filings with the Securities and Exchange Commission, including without limitation our annual report on Form 10-K for the year ended December 31, 2018 and our quarterly report on Form 10-Q for the period ended September 30, 2019. 2

Investment Summary Building a next generation cell therapy pipeline around the GoCAR platform GoCAR Platform Differentiated co-activation domain (MyD88/CD40) and switch technology drive greater proliferation, persistence, power, and performance BPX-601 BPX-603 GoCAR-NK Program • Autologous GoCAR-T targeting • Autologous GoCAR-T targeting • First off-the-shelf (OTS) GoCAR PSCA in pancreatic cancer HER2 in solid tumors program targeting BCMA • Phase 1/2 enrolling • Supplementary IND-enabling • Formal preclinical studies underway development initiated • Multiple data updates in 2020, starting with ASCO GI Cash runway • $106.9M cash as of Sep 30, 2019 extends into 2021 • Seeking transaction for manufacturing facility to reduce operating expenses and maintain production capabilities 3

Technology Overview 4

GoCAR: Differentiated Technology Platform Current Generation CAR Technology Next Generation GoCAR Technology 5

GoCAR: Driving the Future of Cellular IO Persistence Proliferation Enhances effector cell Boosts effector cell functional persistence by proliferation and extends resisting exhaustion and survival of these inhibitory signals from activated cells, leading to the tumor environment more durable responses Power Re-ignites the cohost Performance immune response, Allows for superior unleashing the power to control of our GoCAR combat tumor cells, transforming the intolerance and intensify way cancer is targeted tumor killing and treated 6

GoCAR Proliferation: Superior Expansion and Resistance to T Cell Exhaustion iMC activation limits T cell dysfunction in repeat tumor stimulation exhaustion assay T cell T cell expansion IL-2 production HER2+ tumor 100 100000 cells BPX-603 + Rim 10000 BPX-603 + Rim NT NT 1000 Repeat HER2.z HER2.z tumor 10 expansion HER2.BB.z HER2.BB.z exposure - 100 HER2.28.z HER2.28.z Fold 2 production (pg/ml) production 2 BPX-603 - BPX-603 BPX-603 + Rim IL 10 BPX-603 + Rim 1 1 0 2 4 1 2 3 4 Functional Stimulation number Stimulation number assays 7

GoCAR Persistence: Resistance to Immune Suppressive TME iMC overrides common inhibitory molecules in the tumor microenvironment Inhibitory TME PD-L1 TGF-b 140 35 BPX-601 + Rim 120 30 BPX-601 + Rim M2 M 100 25 PGE2 MDSC 80 PSCA 20 PSCA PSCA + PD-L1 PSCA + TGF-b PD-L1 60 15 T T index proliferation T T indexproliferation - - PSCA + PD-L1 + PSCA + TGF-b + 40 10 Rim Rim CAR CAR TGF-b ↓ Inhibition 20 ↓ Inhibition 5 0 0 0 100 200 0 100 200 Culture time (hours) Culture time (hours) TME – tumor microenvironment 8

Expanding Proprietary Development Pipeline CLINICAL PROOF OF DISCOVERY IND ENABLING STATUS PRODUCT CANDIDATE CONCEPT Wholly owned proprietary development programs: • Cohort 5B new translational data BPX-601 at ASCO GI in Jan 2020 GoCAR-T Pancreatic Cancer, Phase 1/2 PSCA • Cohort 5C repeat Rim clinical data update in 2H’20 BPX-603 • Additional studies to support iC9 Solid Tumors GoCAR-T IND underway HER-2 Off-the-Shelf Program • Preclinical program GoCAR-NK Multiple Myeloma BCMA underway 9

BPX-601 PSCA Autologous GoCAR-T 10

BPX-601 GoCAR-T Targets Solid Tumors Expressing PSCA

Product Profile Summary

- Attractive first-in-class solid tumor CAR-T opportunity
- First-in-human experience with iMC
- Updated Phase 1 results presented in June 2019 demonstrate safety, iMC-driven T cell activation, and biologic activity
- Phase 1 enrollment ongoing; multiple data updates in 2020
  - Additional translational data – ASCO GI (January)
  - Updated clinical results – 2H'2020

Unmet Need

High unmet need in solid tumors expressing prostate stem cell antigen (PSCA)

	Annual Incidence (U.S.)	Annual Deaths (U.S.)	% Expressing PSCA
Pancreatic	55k	44k	~50%
Prostate	165k	29k	75-90%
Gastric	26k	11k	76-89%

Incidence and annual deaths: Noone AM, Howlader N, Krapcho M, Miller D, Brest A, Yu M, Ruhl J, Tatalovich Z, Mariotto A, Lewis DR, Chen HS, Feuer EJ, Cronin KA (eds). SEER Cancer Statistics Review, 1975-2015, National Cancer Institute. Bethesda, MD, https://seer.cancer.gov/csr/1975_2015/, based on November 2017 SEER data submission, posted to the SEER web site, April 2018.
PSCA expression: Argani et al, Cancer Res 2001; Reiter et al., PNAS 1998; Abate-Daga et al, HGT 2014; Data on file

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BPX-601: Phase 1 Trial Enrolling Cohort 5C BP-012 trial in relapsed/refractory pancreatic cancer Dose Standard Lead-in Repeat Rimiducid Lead-In & Dose Escalation Escalation Conditioning (Cohort 0) (Cohort 5C) (Cohorts 3, 4, 5A) (Cohort 5B) Conservatively designed to evaluate safety • Lead-in cohort with cells only Pancreatic Patient 2L to 6L 2L to 6L 2L 2L • Partial conditioning with Cytoxan Population monotherapy • Single dose of rimiducid to activate iMC BPX-601 Dose 1.25 1.25, 2.5, 5.0 5.0 5.0 x106 cells/kg @ Day 0 Standard Conditioning Cohort (5B) Cytoxan 0.5g/m2 Cytoxan 0.5g/m2 • Evaluated safety of standard Flu/Cy Cytoxan 1g/m2 Cytoxan 1g/m2 Fludarabine Fludarabine regimen with GoCAR-T Conditioning 2 2 @ Day -3 @ Day -3 30mg/m 30mg/m • Single dose of rimiducid to activate iMC @ Days -5, -4, -3 @ Days -5, -4, -3 Repeat Rimiducid Cohort (5C) Repeat dosing Rimiducid Dose None Single dose Day 7 Single dose Day 7 starting at Day 7 • First POC using iMC repeatedly as designed Enrollment Status Completed Enrolling • Clinical data expected 2H 2020 ClinicalTrials.gov Identifier: NCT02744287 12

BPX-601: No Dose Limiting Toxicities Observed Data presented at ASCO 2019 ▪ No dose limiting toxicities observed Cohort 0 Cohort 3 Cohort 4 Cohort 5A Cohort 5B All Patients Patients, n (%) n = 3 n = 3 n = 3 n = 4 n = 5 N = 18 ▪ Adverse Events (AEs) were generally Any AE 3 (100) 3 (100) 3 (100) 4 (100) 5 (100) 18 (100) consistent with cytotoxic chemotherapy Any SAE 2 (67) 1 (33) 0 3 (75) 4 (80) 10 (56) or other cancer immunotherapies Grade 3 & 4 TRAEs 0 0 0 0 1 (20) 1 (<1) AEs in >15% of all patients, n (%) ▪ AEs related to BPX-601/rimiducid Febrile neutropenia 0 0 0 2 (50) 4 (80) 6 (33) Fatigue 2 (67) 1 (33) 0 2 (50) 0 5 (28) included: Neutropenia 0 0 0 1 (25) 4 (80) 5 (28) Pyrexia 0 0 1 (33) 2 (50) 2 (40) 5 (28) ▪ One case of Grade 2 cytokine Dysuria 0 0 0 0 4 (80) 4 (22) release syndrome (CRS) Hematuria 0 0 0 0 4 (80) 4 (22) Nausea 2 (67) 0 0 0 2 (40) 4 (22) ▪ One case of Grade 2 Abdominal pain 1 (33) 1 (33) 0 0 1 (20) 3 (17) Abdominal pain upper 0 1 (33) 1 (33) 1 (25) 0 3 (17) encephalopathy Anemia 0 0 0 1 (25) 2 (40) 3 (17) Back pain 1 (33) 1 (33) 0 1 (25) 0 3 (17) ▪ Four cases of Grade 1-3 urologic Blood bilirubin increased 0 0 0 1 (25) 2 (40) 3 (17) toxicity (dysuria, hematuria, Hypotension 0 0 2 (67) 1 (25) 0 3 (17) cystitis) Becerra et al, ASCO 2019 13

BPX-601: iMC-Driven T Cell Expansion & Persistence Flu/Cy Lymphodepletion results in Increased BPX-601 cell expansion and persistence 1 0 5 R im ▪ Peak expansion 4.9-fold higher ) A in Flu/Cy cohort vs Cy alone N 4 * D 1 0 T cohorts g - R g  A 3 / 1 0 C s ▪ Persistence improves with: o e i G p 2 o 1 0 ▪ Administration of C ( rimiducid to activate iMC L1O0Q1 0 1 0 2 0 3 0 4 0 5 0 6 0 9 0 1 8 0 ▪ Higher cell dose D a y s P o s t-B P X -6 0 1 ▪ Lymphodepletion with C o h o rt 0 (N = 3 ) C o h o rt 3 (N = 3 ) C o h o rt 4 (N = 3 ) 6 6 6 Flu/Cy 1 .2 5 x 1 0 (C y ) 1 .2 5 x 1 0 + R im (C y ) 2 .5 x 1 0 + R im (C y ) C o h o r t 5 A (N = 3 ) C o h o r t 5 B (N = 5 ) 6 6 5 x 1 0 + R im (C y ) 5 x 1 0 + R im (F lu / C y ) Becerra et al, ASCO 2019 * Data points represent the mean log VCN for each cohort and the dotted black line represents rimiducid administration at Day 7; † Patient 3 in cohort 5A did not have data for time points beyond Day 4 and thus is not included in the summary of cell persistence. Cy, cyclophosphamide; Flu, fludarabine; LOQ, limit of quantitation; pts, patients; Rim, rimiducid. 14

BPX-601: Evidence of Anti-tumor Activity ▪ 8 (62%) of 13 evaluable patients treated with BPX- 601 and single-dose rim achieved stable disease; 3 had tumor shrinkage of 10- 24% ▪ With 9.1 weeks median follow-up (range: 2.9-30.3), median time to next cancer therapy in patients that received subsequent treatment was 16.6 weeks (range 5.6-30.3) ▪ In Flu/Cy cohort, 2 patients with >median follow-up had * Right arrow cap indicates ongoing treatment-free interval; † Patient withdrew consent for further follow-up; ‡ Patient 2 was not efficacy evaluable due to non- time to next treatment >22 measurable disease at baseline. PD, progressive disease; pseudo, pseudoprogression; SD, stable disease. weeks (ongoing) Becerra et al, ASCO 2019 15

BPX-603 HER-2 Autologous GoCAR-T 16

BPX-603 Dual Switch GoCAR-T Targeting HER2

Product Profile Summary

- HER2 is a validated tumor antigen expressed on numerous solid tumors with high unmet need
- Historical HER2 CAR-T studies have shown modest overall activity and off-tumor / on-target toxicity
- BPX-603 designed to potentially address limitations of previous efforts:
  - Moderate affinity scFv to enhance target engagement and activity
  - MC signaling to increase cell proliferation & persistence, modulate the TME, and enhance host immunity
  - Bellicum switch technology to time and manage CAR-T activation and enable mitigation of acute toxicities

Unmet Need

Indication	Incidence[1]	$HER2^+$	5-year OS (Stage IV)[1]
Gastric	28,000	10-30%[3]	<20%
Colorectal	145,000	10%[4]	<15%
Ovarian	22,000	20-30%[5]	<30%
Uterine/ Endometrial	61,000	50-80%[6]	14-69%
Glioblastoma	12,000	20-30%[2]	<20%
Breast	271,000	16%[7]	90%

[1]National Cancer Database, American Cancer Society, https://www.cancer.org, accessed 21 December 2018; [2]Liu et al., Cancer Res 2004; [3]Gravalos et al., Annals Oncol 2008; [4]Tu et al., Exp Ther Med 2018; [5]Berchuck et al., Cancer Res 1990, Bartlett et al., Brit J Cancer 1996; [6]Grushko et al., Gynecologic Oncol 2008, (7) Cronin et al, Cancer Invest. 2010

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Historical HER2 Studies: Modest Clinical Outcomes Study Properties Morgan, 2010 Ahmed, 2015 Feng, 2017 Ahmed, 2017 Hegde, 2019 Construct 4D5-28-BB-z FRP5-28-z Her2-BB-z FRP5-28-z FRP5-28-z Indication(s) Metastatic colon Sarcomas CCA and PCa GBM Sarcomas Patient number 1 19 11 17 10 HER2 expression ≥2+ (IHC) ≥1+ (IHC) >50% positive ≥1+ (IHC) ≥1+ (IHC) CAR-T dose 1010 104 - 108 106 106 - 108 108 CAR-T expansion NE Negligible >1,000 copies Negligible >10,000 copies Toxicity Lung reactivity No DLTs Mild AEs Mild AEs Mild AEs Outcome Grade 5 toxicity 1 PR 1 PR 1 PR 2 CR Total Responses 2 CR, 3 PR, 5/58 (8.6% ORR) 18

BPX-603: Compelling Preclinical Evidence Increased CAR-T expansion Increased Efficacy with Higher Affinity Binder iMC activation enhances CAR-T cell proliferation compared to Comparison to lower affinity binder conventional costimulatory domains T cell bioluminescence Tumor growth 10000000 100 Millions 1000000 10 BPX-603 + Rim NT 100000 1 FRP5 + Rim 4D5-5 + Rim 0.1 10000 BPX-603 + Rim Average radiance(p/s/cm2/sr) Average Average (p/s/cm2/sr)radiance Average 1000 0.01 0 20 40 60 80 0 5 10 15 20 Days post-T cell injection Days post-T cell injection 19

BPX-603 Regulatory Status ▪ IND application on hold pending additional non-clinical data to characterize the potential risk of off-tumor / on-target toxicity ▪ Based on dialogue with FDA, Bellicum believes additional in vitro studies may be sufficient to address FDA’s questions and has initiated these experiments ▪ IND clearance timeline dependent on results of non-clinical studies, which are expected to become available for submission in 2H 2020 ▪ Upon IND clearance, preparing for initiation of a Phase 1 clinical trial of BPX-603 in HER2+ solid tumors 20

BCMA OTS GoCAR-NK 21

GoCAR-NK Powers Potential of NK Cell Therapies NK Cells Have Therapeutic Other NK Cell Features Limit Preclinical Data Support GoCAR-NK Advantages Therapeutic Utility Advantages • Innate ability to kill tumor • Unmodified NK cells • MC improves proliferation and cells through multiple show limited in vivo survival of NK cells mechanisms expansion and persistence (7-14 days) • MC signaling enhances innate • Good safety profile following cytotoxicity of NK cells adoptive transfer • Tumors can develop • MC synergizes with IL-15 to further • Potential off-the-shelf cell defense mechanisms to increase anti-tumor potency therapy given low propensity limit NK cell cytotoxicity to cause GvHD and cytokine production • iMC, IL-15 and tumor-specific CAR transgene expression result in superior anti-tumor effects in multiple tumor models 22

iMC Drives NK Cell Proliferation iMC and IL-15 synergize to promote NK cell survival and persistence NK persistence (tumor-free mice) 1.0E+07 ▪ NK cell infusions frequently suffer 1.0E+06 from poor growth and survival NK ▪ iMC activation enhances NK cell 1.0E+05 DS-NK expansion DS-NK + Rim 1.0E+04 DS.15-NK ▪ IL-15 is a potent growth and Radiance (p/s/cm2/sr) Radiance DS.15-NK + Rim survival factor for T and NK cells, 1.0E+03 but not Treg 0 10 20 30 40 50 Days post-NK injection ▪ iMC activation synergizes with autocrine expression of IL-15 to promote NK cell persistence in vivo *DS: Dual switch that includes iMC and CaspaCIDe switches; DS-15: Dual switch and express IL-15 23

iMC Increases Innate Cytotoxicity of NK Cells ▪ CAR-based cell therapies frequently suffer from tumor Monocytic Leukemia (THP1) Pancreatic adenocarcinoma (HPAC) relapse due to loss of the CAR 100 100 antigen’s expression 90 90 80 80 ▪ NK cells possess mechanisms to 70 70 direct innate anti-tumor 60 60 NK cytotoxicity 50 50 DS-NK 40 40 NK + Rim DS-NK + Rim ▪ iMC expression and activation 30 30 HPAC specific lysis (%) lysis specific HPAC enhances innate NK cell 72 hour THP1 Killing (%) Killing THP1 hour72 20 20 cytotoxicity against tumor targets 10 10 with high+ and low MHC-I 0 0 HER2 OE19 5:1 2:1 1:1 1:2 1:4 1:8 NT - NK Control NK DS - NK expressionEsophageal Carcinoma No Drug 1 nM Rim Effector: Target ratio (5x106 T cells) ▪ iMC enhanced CAR-NK therapy may reduce the risk of tumor- *DS: Dual switch that includes iMC and CaspaCIDe switches antigen escape 24

MC/IL-15 BCMA CAR-NK Cells - Anti-tumor Efficacy CAR-NK persistence with rimiducid stimulation extends past eight weeks + BCMA Tumor only + NK GoCAR/IL15 H929 Tumor growth 1E+09 100000000 10000000 Mock 1000000 NK 100000 NK cell injection cell NK - 10000 MC/IL-15 BCMACAR-NK Tumor Radiance Tumor 1000 100 Days post Days 0 20 40 60 Days post-NK cell injection *Tumor cell bioluminescence 25

BCMA - Attractive Target for OTS GoCAR-NK

- BCMA is a well validated target for autologous CAR-T therapy
  - High response rates observed in pivotal trial (73.4%1) with emerging questions about durability (mDoR 10.6mo1)
- GoCAR-NK has the opportunity to improve durability
  - GoCAR enhances NK cell persistence and cytotoxicity
  - GoCAR enhances innate NK cell anti-tumor activity against myeloma cells that may compensate for antigen loss
  - Potential to improve durability using healthy patient donor cells[2,3]
- OTS GoCAR-NK cells expected to have added advantages of shorter time to treatment and lower cost of goods

[1] BMS and Bluebird joint ASH2019 press release, NCT03361748 KarMMa topline data
[2] Graham et al. Cells 2018;
[3] June et al. NEJM 2018

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Summary 27

Anticipated Key Program Goals & Milestones Goals & Milestones Timing Presentation of new translational results, cohort 5B Jan 2020 BPX-601 Presentation of interim repeat Rim data, cohort 5C 2H 2020 IND clearance, dependent on resolution of FDA request for additional non- Update 2H 2020 BPX-603 clinical data OTS GoCAR-NK Presentation of preclinical data 2H 2020 28

Investment Summary Building a next generation cell therapy pipeline around the GoCAR platform GoCAR Platform Differentiated co-activation domain (MyD88/CD40) and switch technology drive greater proliferation, persistence, power, and performance BPX-601 BPX-603 GoCAR-NK Program • Autologous GoCAR-T targeting • Autologous GoCAR-T targeting • First off-the-shelf (OTS) GoCAR PSCA in pancreatic cancer HER2 in solid tumors program targeting BCMA • Phase 1/2 enrolling • Supplementary IND-enabling • Formal preclinical studies underway development initiated • Multiple data updates in 2020, starting with ASCO GI Cash runway • $106.9M cash as of Sep 30, 2019 extends into 2021 • Seeking transaction for manufacturing facility to reduce operating expenses and maintain production capabilities 29